UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 30, 2024, Golden Minerals Company (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Butte Energy Inc. (“Butte”) for a potential transaction pursuant to which Butte would acquire 100% of the issued and outstanding shares of Silex Argentina S.A. (the “Silex Shares”), the Company’s wholly-owned subsidiary that owns the El Quevar Project, located in Salta Province, Argentina (“El Quevar”).

The Letter Agreement is intended to be binding on the Company and Butte, pending (i) negotiation of a definitive Acquisition Agreement (the “Acquisition Agreement”) on or prior to September 30, 2024, and (ii) closing of the sales transaction for the Silex Shares (the “Transaction”) on or prior to October 31, 2024. The purchase price of the Silex Shares is US$3.5 million, paid or payable in cash, as follows: (1) US$500,000, as a non-refundable deposit, paid to the Company on September 3, 2024; (2) US$500,000 payable to the Company upon execution of the Acquisition Agreement; and (3) US$2.5 million payable to the Company upon closing of the Transaction.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by the full text of the Letter Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. Closing of the Transaction will be subject to additional conditions, including receipt of regulatory approvals, completion of due diligence review by Butte, and approvals from the board of directors of each of Butte and Golden.

Item 7.01Regulation FD Disclosure.

On September 3, 2024, the Company issued a press release announcing that the Company entered into the Letter Agreement with Butte. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release of Golden Minerals Company, dated September 3, 2024, announcing that the Company entered into the Letter Agreement with Butte.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2024

Golden Minerals Company

By:	/s/ Joseph G. Dwyer
Name: Joseph G. Dwyer
Title: Senior Vice President and Chief Financial Officer

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